UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 1, 2004

WellCare Health Plans, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8725 Henderson Road, Renaissance One, Tampa, Florida		33634
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(813) 290-6200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

December 1, 2004, WellCare of Florida, Inc., formerly known as Well Care HMO, Inc. and a wholly-owned subsidiary of the Registrant("WCFL"), and the Secretary of the Department of Health and Human Services entered into an Amendment to Contract P00036 & P00042, effective January 1, 2005, pursuant to which WCFL's Medicare service area is expanded to include Brevard and Broward Counties in the State of Florida. A copy of the amendment is attached hereto as Exhibit 10.1 to this report.

FirstChoice HealthPlans of Connecticut, Inc., an indirect wholly-owned subsidiary of the Registrant ("FirstChoice"), entered into Amendments Number 9 and 10 to each of the Husky A and Husky B Purchase of Service Contracts (the "Husky Contracts") between FirstChoice and the Connecticut Department of Social Services. Amendment 9 to the Husky Contracts extended the term through September 30, 2004 and Amendment 10 to the Husky Contracts extended the term through January 1, 2005. These amendments were inadvertently not included with the previously filed Husky Contracts. Amendments 9 and 10 to the Husky Contracts are attached as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this report.

In the interest of providing its shareholders with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission. The Registrant does not beleive that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Amendment to Contract P00036 and P00042 between WellCare of Florida, Inc. and the Secretary of the Department of Health and Human Services.

10.2 Contract Amendment Number 9 to Contract Number 093-MED-FCHP-1 (Husky A) by and between the Department of Social Services and FirstChoice HealthPlans of Connecticut, Inc.

10.3 Contract Amendment Number 9 to Contract Number 093-MED-FCHP-1 (Husky B) by and between the Department of Social Services and FirstChoice HealthPlans of Connecticut, Inc.

10.4 Contract Amendment Number 10 to Contract Number 093-MED-FCHP-1 (Husky A) by and between the Department of Social Services and FirstChoice HealthPlans of Connecticut, Inc.

10.5 Contract Amendment Number 10 to Contract Number 093-MED-FCHP-1 (Husky B) by and between the Department of Social Services and FirstChoice HealthPlans of Connecticut, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WellCare Health Plans, Inc.

December 6, 2004	By:	Thaddeus Bereday

Name: Thaddeus Bereday
Title: Senior Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Contract P00036 and P00042 between Wellcare of Florida, Inc. and the Secretary of the Department of Health and Human Services
10.2	Contract Amendment Number 9 to Contract Number 093-MED-FCHP-1 (Husky A) by and betweeen the Department of Social Services and FirstChoice HealthPans of Connecticut, Inc.
10.3	Contract Amendment Number 9 to contract Number 093-MED-FCHP-1 (Husky B) by and betweeen the Department of Social Services and FirstChoice HealthPans of Connecticut, Inc
10.4	Contract Amendment Number 10 to Contract Number 093-MED-FCHP-1 (Husky A) by and betweeen the Department of Social Services and FirstChoice HealthPans of Connecticut, Inc
10.5	Contract Amendment Number 10 to Contract Number 093-MED-FCHP-1 (Husky B) by and betweeen the Department of Social Services and FirstChoice HealthPans of Connecticut, Inc